EXHIBIT 10.15

                                 PROMISSORY NOTE

                                                                Honolulu, Hawaii
$1,000,000.00                                                  February 27, 1997


         FOR VALUE RECEIVED, CYANOTECH CORPORATION, a Nevada corporation, (the "Maker"), promises to pay to the order of FIRST HAWAIIAN BANK, a Hawaii corporation, at its main office at 999 Bishop Street, Honolulu, Hawaii 96813, or at such other place as the holder of this Note (the "Holder") may from time to time designate, the principal sum of ONE MILLION AND NO/000 DOLLARS ($1,000,000.00), or so much thereof as is from time to time advanced, together with interest on each advance of the principal sum, from the date thereof, at the interest rate specified below on the principal balance remaining unpaid from time to time.

         Interest. The interest payable under this Note shall be a fluctuating rate per annum equal to one (1.0%) percentage point higher than the Prime Interest Rate (as hereinafter defined) in effect from time to time during the term of this Note. Each change in such fluctuating rate shall take effect simultaneously with the corresponding change in the Prime Interest Rate. As used herein, the term "Prime Interest Rate" shall mean the lending rate of interest per annum announced publicly by First Hawaiian Bank from time to time as its "Prime Interest Rate", which rate shall not necessarily be the best or lowest rate charged by First Hawaiian Bank from time to time. Interest shall be computed on the basis of a year of 365 days, and the actual number of days elapsed.

         Payments; Maturity Date. Interest only shall be payable monthly in arrears, commencing on the last day of February, 1997, and continuing on the last day of each calendar month thereafter until the principal and interest on this Note are fully paid. All unpaid principal and accrued but unpaid interest shall be due and payable on January 31, 1998, unless sooner due as hereinafter provided (the "Maturity Date").

         Application of Payments. Except in the case of an election to the contrary by the Holder, and to the extent permitted by law, all payments will be applied first to charges, then interest, then principal.

         Prepayments. The Maker may make prepayments of principal without a prepayment charge, but with accrued interest thereon. Any prepayment shall be applied against the principal sum outstanding and shall not postpone the due date of any subsequent monthly payment or change the amount of any subsequent monthly payment.

         Default. If the Maker shall default in the payment of principal, interest or other fees or charges when due under this Note, or if an Event of Default, as defined in that certain Credit Agreement executed concurrently herewith by the Maker, shall occur (this Note, the Credit Agreement and all other agreements and security instruments referred to therein as "Loan Documents", being hereinafter called the "Loan Documents"), then, and in any such event, the Holder shall have the option to declare the unpaid principal sum of this Note, together with all interest accrued thereon, and all fees, charges and other sums payable under the Loan Documents, including any applicable prepayment charge, to be immediately due and payable, and such principal sum and interest, and all such fees, charges and other sums, including any

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applicable  prepayment charge, shall thereupon become and be due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and, upon such maturity, by acceleration or otherwise, the unpaid principal balance, all accrued but unpaid interest, and all such fees, charges and other sums, including any applicable prepayment charge, shall thereafter bear interest until fully paid at a rate per annum equal to four (4) percentage points higher than the rate that would otherwise be in effect from time to time under this Note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of the same or any subsequent default.

         Late Charges. If any monthly installment payment shall not have been paid within ten (10) days after the same becomes due and payable, the Holder, in addition to its other remedies, may collect, and the Maker shall pay on demand, a late charge equal to five percent (5%) of the amount overdue.

         Reasonableness of Default Charges. The Maker acknowledges that nonpayment of any monthly payment when due and nonpayment at maturity (whether or not resulting from acceleration due to an event of default under the Loan Documents) will result in damages to the Holder by reason of the additional expenses incurred in servicing the indebtedness evidenced by this Note and by reason of the loss to the Holder of the use of the money due and frustration to the Holder in meeting its other commitments. The Maker also acknowledges and agrees that the occurrence of any other event of default under the Loan Documents will result in damages to the Holder by reason of the detriment caused thereby. The Maker further acknowledges that it is and will be extremely difficult and impracticable to ascertain the extent of such damages caused by nonpayment of any sums when due or resulting from any other event of default under the Loan Documents. The Maker by its execution and delivery of this Note, and the Holder by the acceptance of this Note agree that a reasonable estimate of such damages must be based in part upon the duration of the default and that the rate of interest prescribed above with respect to the amount due and payable after maturity or acceleration and the late charge specified above with respect to delinquent payments would not unreasonably compensate the Holder for such damages.

         U. S. Money. Principal and interest shall be payable in lawful money of the United States of America, in immediately available funds.

         Attorneys' Fees. The Maker promises to pay the Holder's attorneys' fees and such expenses as are incurred to induce or compel the payment of this Note or any portion of the indebtedness evidenced hereby, whether suit is brought hereon or not.

         Waiver. Except as otherwise provided herein, the Maker, indorsers and guarantors hereof and all others who may become liable for any part of this obligation severally waive presentment, protest, demand and notice of protest, demand, dishonor and nonpayment of this Note and consent to any number of renewals or extensions of the time of payment hereof and to any release of parties obligated hereunder or forbearance in the enforcement hereof.

         No Oral Waiver, Modification or Cancellation. No provision in this Note may be waived, modified or canceled orally, but only by an agreement in writing and signed by the
                                       2

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party  against  whom  enforcement  of  any  waiver,  modification, discharge  or cancellation is sought.

         Governing Law. This Note shall be governed by and construed according to the laws of the State of Hawaii.

         Limitations on Interest. Notwithstanding any provision to the contrary contained in the Loan Documents, the rate and amount of interest which the Maker shall be required to pay to the Holder shall in no event, contingency or circumstance exceed the maximum rate or amount limitation, if any, imposed by applicable law. If, from any circumstance whatsoever, performance by the Maker of any obligation under the Loan Documents at the time performance shall be due (including, without limiting the generality of the foregoing, the payment of any fee, charge or expense paid or incurred by the Maker which shall be held to be interest), shall involve transcending the limits of validity prescribed by law, if any, then, automatically, such obligation to be performed shall be reduced to the limit of such validity prescribed by applicable law. If, notwithstanding the foregoing limitations, any excess interest shall at the maturity of this Note be determined to have been received, the same shall be deemed to have been held as additional security. The foregoing provisions shall never be superseded or waived and shall control every other provision of all agreements between the Holder and the Maker.

         IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed.



                                       CYANOTECH CORPORATION

                                                                 "Maker"
                                       By /s/Ronald P. Scott
                                          ------------------
                                          Its Exec. V.P./CEO


                                       By
                                          ------------------
                                          Its
                                                                 "Maker"

WITNESSED:

/s/T. Kelii Leong
------------------
                                       3
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STATE OF HAWAII                          )
                                         )        SS:
COUNTY OF HAWAII                         )



     On this 27th day of February, 1997, personally appeared Ronald P. Scott, to me personally known, who, being by me duly sworn or affirmed did say that such person(s) executed the foregoing instrument as the free act and deed of such person(s), and if applicable, in the capacity shown, having been duly authorized to execute such instrument in such capacity.
                                                  /s/Lei T. Cabilin
                                                  ------------------------------
                                                  Notary Public, State of Hawaii

                                                  My commission Expires: 7/03/99

STATE OF HAWAII                          )
                                         )        SS:
COUNTY OF HAWAII                         )



     On this 27th day of February, 1997, personally appeared Ronald P. Scott, to me personally known, who, being by me duly sworn or affirmed did say that such person(s) executed the foregoing instrument as the free act and deed of such person(s), and if applicable, in the capacity shown, having been duly authorized to execute such instrument in such capacity.
                                                  /s/Lei T. Cabilin
                                                  ------------------------------
                                                  Notary Public, State of Hawaii

                                                  My commission Expires: 7/03/99

STATE OF HAWAII                          )
                                         ) SS.
COUNTY OF HAWAII                         )


     On this 27th day of February, 1997, personally appeared Ronald P. Scott, to me personally known, who, being by me duly sworn or affirmed did say that such person(s) executed the foregoing instrument as the free act and deed of such person(s), and if applicable, in the capacity shown, having been duly authorized to execute such instrument in such capacity.
                                                  /s/Lei T. Cabilin
                                                  ------------------------------
                                                  Notary Public, State of Hawaii

                                                  My commission Expires: 7/03/99

STATE OF HAWAII                          )
                                         ) SS.
COUNTY OF HAWAII                         )


     On this 27th day of February, 1997, personally appeared Ronald P. Scott, to me personally known, who, being by me duly sworn or affirmed did say that such person(s) executed the foregoing instrument as the free act and deed of such person(s), and if applicable, in the capacity shown, having been duly authorized to execute such instrument in such capacity.

                                                  /s/Lei T. Cabilin
                                                  ------------------------------
                                                  Notary Public, State of Hawaii

                                                  My commission Expires: 7/03/99